UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 7, 2005

                           FREQUENCY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-8061                     11-1986657
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)



55 Charles Lindbergh Blvd., Mitchel Field, NY                     11553
   (Address of principal executive offices)                     (Zip Code)

                                 (516) 794-4500
              (Registrant's telephone number, including area code)

                                      NONE
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ___ Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)
     ___ Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)
     ___ Pre-commencement  communications  pursuant  to Rule 14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))
     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                Page 1 of 4 pages

ITEM 8.01  Other Events


     On June 7, 2005, Frequency Electronics, Inc, (the "Company") issued a Press Release announcing the award of a $3 million multiple year contract for development of an advanced atomic clock. (See Exhibit 99.1)

     As a result of clerical error, the Company inadvertently sent to a limited number of recipients an electronic document which included the aforementioned Press Release and a display of editorial deletions from earlier drafts. The deleted comments referred to 1) a potential production value up to $50 million over the next 7 to 10 years for systems developed under this contract, and 2) enhanced opportunities from applications of the same technology to a variety of other space products. These comments were not included in the final Press Release because the Company determined that it could not adequately estimate the future potential business impact at this time.

     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The Statements in this press release regarding future earnings and operations and other statements relating to the future constitute "forward-looking" statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, ability to integrate operations and personnel, actions by significant customers or competitors, general domestic and international economic conditions, consumer spending trends, reliance on key customers, continued acceptance of the Company's products in the marketplace, competitive factors, new products and technological changes, product prices and raw material costs, dependence upon third-party vendors, competitive developments, changes in manufacturing and transportation costs, the availability of capital, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.


ITEM 9.01 (c). EXHIBITS.

     99.1     Press Release of Frequency Electronics, Inc., dated June 7, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  FREQUENCY ELECTRONICS, INC.


                                                      By:/s/ Alan Miller
                                                      ------------------
                                                             Alan Miller
                                                        Chief Financial Officer
                                                           and Treasurer

Dated: June 8, 2005

                                                                    Exhibit 99.1

                                  PRESS RELEASE

               Frequency Electronics Announces Satellite Contract

Mitchel Field, NY, June 7, 2005- Frequency Electronics, Inc. (AMEX - FEI) announced today it has been awarded a $3 million, multiple year contract to develop and qualify an advanced atomic clock for possible deployment on navigational satellite systems to be built by agencies of the United States government.

Martin Bloch, President and CEO of FEI, stated, "This award was based on the Company's 40 plus years of unique, high technology research and leadership in the specific areas of long life satellite rubidium standards and superior low noise, short- and long-term stability quartz clocks. We believe that both of these disciplines at FEI are unmatched by any other company in the field and are crucial for the next generation of satellite systems"

About Frequency Electronics

Frequency Electronics, Inc. is a world leader in the design, development and manufacture of high-technology frequency, timing and synchronization products for satellite and terrestrial voice, video and data telecommunications. The Company's technologies provide unique solutions that are essential building blocks for the next generation of broadband wireless and fiber optic communications systems, and for the ongoing expansion of existing wireless and wireline networks. The Company has received over 60 awards of excellence for achievements in providing high performance electronic assemblies for over 120 space programs. The Company invests significant resources in research and development and in strategic acquisitions to expand its capabilities and markets. The Company's Gillam-FEI subsidiary provides the Company with expertise in wireline network synchronization and access to worldwide service providers. The FEI-Zyfer subsidiary provides secure timing ("SAASM") capabilities for critical military and commercial applications. Additional information is available on FEI's website: www.frequencyelectronics.com.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995: The Statements in this press release regarding future earnings and operations and other statements relating to the future constitute "forward-looking" statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, ability to integrate operations and personnel, actions by significant customers or competitors, general domestic and international economic conditions, consumer spending trends, reliance on key customers, continued acceptance of the Company's products in the marketplace, competitive factors, new products and technological changes, product prices and raw material costs, dependence upon third-party vendors, competitive developments, changes in manufacturing and transportation costs, the availability of capital, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

Contact information: General Joseph P. Franklin, telephone: (516) 794-4500
         WEBSITE: www.frequencyelectronics.com